Rule 497(e)

File Nos. 002-89550 and 811-03972

FUTUREFUNDS SERIES ACCOUNT

A Group Flexible Premium Variable Annuity Contract

Issued by Great-West Life & Annuity Insurance Company

Supplement dated December 13, 2013

to the Prospectus and Statement of Additional Information

dated May 1, 2013

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2013.

Effective July 13, 2013, the Invesco Dynamics Fund has been acquired by the Invesco Mid Cap Growth Fund. As a result of this merger, all references in the Prospectus and Statement of Additional Information to “Invesco Dynamics Fund – Investor Class” are deleted and replaced with “Invesco Mid Cap Growth Fund – Class A.”

In addition, effective July 13, 2013, the investment objective for the Invesco Dynamics Fund in the Prospectus is deleted in its entirety and replaced with the following:

“Invesco Mid Cap Growth Fund (formerly Invesco Dynamics Fund) (Class A) seeks capital growth.”

Effective immediately, all references in the Prospectus and Statement of Additional Information to “Columbia Capital Allocation Moderate Aggressive Portfolio – Class A” are hereby deleted and replaced with “Columbia Variable Portfolio Asset Allocation Fund – Class 1.”

In addition, effective immediately, the investment objective for the Columbia Capital Allocation Moderate Aggressive Portfolio in the Prospectus is deleted in its entirety and replaced with the following:

“Columbia Variable Portfolio Asset Allocation Fund (Class 1) seeks total return, consisting of current income and long-term capital appreciation.”

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

Statement of Additional Information dated May 1, 2013.

Please read this Supplement carefully and retain it for future reference.